UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2022

Super League Gaming, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2912 Colorado Avenue, Suite #203 Santa Monica, California 90404
(Address of principal executive offices)

(802) 294-2754
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLGG	Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2022 (the “Effective Date”), Super League Gaming, Inc. (the “Company”) entered into new executive employment agreements with the following executive officers: (i) Ann Hand, the Company’s Chief Executive Officer, President, and Chair of the Company’s board of directors (the “Board”), (ii) Clayton Haynes, the Company’s Chief Financial Officer, (iii) David Steigelfest, the Company’s Chief Platform Officer, and (iv) Matt Edelman, the Company’s Chief Commercial Officer. In addition, the Company amended and restated the existing executive employment agreement of Michael Wann, the Company’s Chief Strategy Officer and Executive Vice President of Sales. All of the foregoing executive employment agreements are collectively referred to herein as the “Employment Agreements”. The material terms of the Employment Agreements are summarized below. Each of the foregoing summaries do not purport to be complete and are qualified, in their entirety, by the full text of the Employment Agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 – 10.5.

Ann Hand Employment Agreement

The executive employment agreement by and between the Company and Ann Hand, a copy of which is attached hereto as Exhibit 10.1 (the “Hand Employment Agreement”), provides that Ms. Hand will continue to serve as the Company’s Chief Executive Officer, President, and Chair of the Company’s Board, for a term beginning on the Effective Date, and concluding on December 31, 2024 (the “Hand Initial Term”), and, provided that neither party provides 30 days’ notice prior to the expiration of the Hand Initial Term or a Hand Renewal Term (defined below) of their intent to allow the Hand Employment Agreement to expire and thereby terminate, the Hand Employment Agreement shall continue in effect for successive periods of one year (each, a “Hand Renewal Term”).

Pursuant to the Hand Employment Agreement, Ms. Hand will be entitled to: (i) an annual base salary of $425,000, which may be increased annually at the sole discretion of the Board (the “Hand Base Salary”); (ii) a grant, pursuant to the Company’s Amended and Restated 2014 Stock Option and Incentive Plan, as amended (the “2014 Plan”), of 900,000 performance stock units (“PSUs”)(the “Hand PSUs”), with equal increments of 20% of the Hand PSUs vesting upon the 60 day volume weighted average price of the Company’s common stock, par value $0.001 per share (“Common Stock”) (the “60-Day VWAP”) reaching (A) $4.75 per share, (B) $6.00 per share, (C) $7.00 per share, (D) $8.00 per share, and (E) $9.00 per share; (iii) an annual cash bonus, which may be granted in the discretion of, and in an amount determined by, the Compensation Committee and approved by the Board; (iv) participate in the Company’s health insurance plan offered to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses. Ms. Hand has been granted the Hand PSUs in lieu of participating in the equity-grant component, granted pursuant to the Plan, of the Company’s annual executive compensation plan during the Hand Initial Term.

In the event the Company terminates Ms. Hand without Cause, or Ms. Hand resigns for Good Reason (each as defined in the Hand Employment Agreement), Ms. Hand will be entitled to the following on the date of such termination (the “Termination Date”): (i) payment of all Accrued Obligations (as defined in the Hand Employment Agreement); (ii) a lump-sum cash payment equal to the greater of (A) the Hand Base Salary for 18 months, and (B) the Hand Base Salary for the remainder of the applicable Hand Initial Term or Hand Renewal Term, as applicable; (iii) the immediate vesting of all Awards (as defined below), that utilize time-based vesting, set to vest over the 18 month period from and after the Termination Date; and (iv) 270,000 of the Hand PSUs shall immediately vest.

In the event of Ms. Hand’s termination with Cause, or, Ms. Hand’s resignation without Good Reason, Ms. Hand shall be only be entitled to salary and benefits accrued prior to such date.

In the event of a Change-In-Control (as defined in the Hand Employment Agreement), the vesting of all options, restricted stock units and PSUs (collectively, “Awards”) granted to Ms. Hand shall accelerate, and all such Awards shall be considered fully vested immediately prior to such Change-In-Control.

Clayton Haynes Employment Agreement

The executive employment agreement by and between the Company and Clayton Haynes, a copy of which is attached hereto as Exhibit 10.2 (the “Haynes Employment Agreement”), provides that Mr. Haynes will continue to serve as the Company’s Chief Financial Officer, for a term beginning on the Effective Date, and concluding on the third anniversary thereof (the “Haynes Initial Term”), and, provided that neither party provides 30 days’ notice prior to the expiration of the Haynes Initial Term or a Haynes Renewal Term (defined below) of their intent to allow the Haynes Employment Agreement to expire and thereby terminate, the Haynes Employment Agreement shall continue in effect for successive periods of one year (each, a “Haynes Renewal Term”).

Pursuant to the Haynes Employment Agreement, Mr. Haynes will be entitled to: (i) an annual base salary of $310,000, which may be increased annually at the sole discretion of the Company’s Board (the “Haynes Base Salary”); (ii) a grant, pursuant to the 2014 Plan, of 150,000 PSUs (the “Haynes PSUs”), with equal increments of 20% of the Haynes PSUs vesting upon the 60-Day VWAP reaching each of (A) $4.75 per share, (B) $6.00 per share, (C) $7.00 per share, (D) $8.00 per share, and (E) $9.00 per share; (iii) participate in the Company’s annual variable compensation plan approved by the Board; (iv) participate in the Company’s health insurance plan offered by the Company to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses.

In the event: (i) the Company terminates Mr. Haynes without Cause, or Mr. Haynes resigns for Good Reason (each as defined in the Haynes Employment Agreement), Mr. Haynes will be entitled to a cash payment equal to six months of the Haynes Base Pay from the date of such termination; or (ii) the Company terminates Mr. Haynes for Cause, or, Mr. Haynes resigns without Good Reason, Mr. Haynes shall be only be entitled to salary and benefits accrued prior to such date, provided that Mr. Haynes shall retain the right for 90 days from the date of such termination or resignation to exercise any Awards which are vested as of such date.

In the event of a Change-In-Control (as defined in the Haynes Employment Agreement), the vesting of all Awards granted to Mr. Haynes shall accelerate, and all such Awards shall be considered fully vested immediately prior to such Change-In-Control.

David Steigelfest Employment Agreement

The executive employment agreement by and between the Company and David Steigelfest, a copy of which is attached hereto as Exhibit 10.3 (the “Steigelfest Employment Agreement”), provides that Mr. Steigelfest will continue to serve as the Company’s Chief Platform Officer, for a term beginning on the Effective Date, and concluding on the third anniversary thereof (the “Steigelfest Initial Term”), and, provided that neither party provides 30 days’ notice prior to the expiration of the Steigelfest Initial Term or a Steigelfest Renewal Term (defined below) of their intent to allow the Steigelfest Employment Agreement to expire and thereby terminate, the Steigelfest Employment Agreement shall continue in effect for successive periods of one year (each, a “Steigelfest Renewal Term”).

Pursuant to the Steigelfest Employment Agreement, Mr. Steigelfest will be entitled to: (i) an annual base salary of $330,000, which may be increased annually at the sole discretion of the Company’s Board (the “Steigelfest Base Salary”); (ii) a grant, pursuant to the 2014 Plan, of 150,000 PSUs (the “Steigelfest PSUs”), with equal increments of 20% of the Steigelfest PSUs vesting upon the 60-Day VWAP reaching each of (A) $4.75 per share, (B) $6.00 per share, (C) $7.00 per share, (D) $8.00 per share, and (E) $9.00 per share; (iii) participate in the Company’s annual variable compensation plan approved by the Board; (iv) participate in the Company’s health insurance plan offered by the Company to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses.

In the event: (i) the Company terminates Mr. Steigelfest without Cause, or Mr. Steigelfest resigns for Good Reason (each as defined in the Steigelfest Employment Agreement), Mr. Steigelfest will be entitled to a cash payment equal to 12 months of the Steigelfest Base Pay from the date of such termination; or (ii) the Company terminates Mr. Steigelfest for Cause, or, Mr. Steigelfest resigns without Good Reason, Mr. Steigelfest shall be only be entitled to salary and benefits accrued prior to such date, provided that Mr. Steigelfest shall retain the right for 90 days from the date of such termination or resignation to exercise any Awards which are vested as of such date.

In the event of a Change-In-Control (as defined in the Steigelfest Employment Agreement), the vesting of all Awards granted to Mr. Steigelfest shall accelerate, and all such Awards shall be considered fully vested immediately prior to such Change-In-Control.

Matt Edelman Employment Agreement

The executive employment agreement by and between the Company and Matt Edelman, a copy of which is attached hereto as Exhibit 10.4 (the “Edelman Employment Agreement”), provides that Mr. Edelman will continue to serve as the Company’s Chief Commercial Officer, for a term beginning on the Effective Date, and concluding on the third anniversary thereof (the “Edelman Initial Term”), and, provided that neither party provides 30 days’ notice prior to the expiration of the Edelman Initial Term or a Edelman Renewal Term (defined below) of their intent to allow the Edelman Employment Agreement to expire and thereby terminate, the Edelman Employment Agreement shall continue in effect for successive periods of one year (each, a “Edelman Renewal Term”).

Pursuant to the Edelman Employment Agreement, Mr. Edelman will be entitled to: (i) an annual base salary of $330,000, which may be increased annually at the sole discretion of the Company’s Board (the “Edelman Base Salary”); (ii) a grant, pursuant to the 2014 Plan, of 150,000 PSUs (the “Edelman PSUs”), with equal increments of 20% of the Edelman PSUs vesting upon the 60-Day VWAP reaching each of (A) $4.75 per share, (B) $6.00 per share, (C) $7.00 per share, (D) $8.00 per share, and (E) $9.00 per share; (iii) participate in the Company’s annual variable compensation plan approved by the Board; (iv) participate in the Company’s health insurance plan offered by the Company to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses.

In the event: (i) the Company terminates Mr. Edelman without Cause, or Mr. Edelman resigns for Good Reason (each as defined in the Edelman Employment Agreement), Mr. Edelman will be entitled to a cash payment equal to six months of the Edelman Base Pay from the date of such termination; or (ii) the Company terminates Mr. Edelman for Cause, or, Mr. Edelman resigns without Good Reason, Mr. Edelman shall be only be entitled to salary and benefits accrued prior to such date, provided that Mr. Edelman shall retain the right for 90 days from the date of such termination or resignation to exercise any Awards which are vested as of such date.

In the event of a Change-In-Control (as defined in the Edelman Employment Agreement), the vesting of all Awards granted to Mr. Edelman shall accelerate, and all such Awards shall be considered fully vested immediately prior to such Change-In-Control.

Michael Wann Employment Agreement

The executive employment agreement by and between the Company and Michael Wann, a copy of which is attached hereto as Exhibit 10.5 (the “Wann Employment Agreement”) and serves as an amendment and restatement of the existing executive employment agreement of Mr. Wann dated June 1, 2021, provides that Mr. Wann will continue to serve as the Company’s Chief Strategy Officer and Executive Vice President of Sales, for a term beginning on the Effective Date, and concluding on the third anniversary thereof (the “Wann Initial Term”), and, provided that neither party provides 30 days’ notice prior to the expiration of the Wann Initial Term or a Wann Renewal Term (defined below) of their intent to allow the Wann Employment Agreement to expire and thereby terminate, the Wann Employment Agreement shall continue in effect for successive periods of one year (each, a “Wann Renewal Term”).

Pursuant to the Wann Employment Agreement, Mr. Wann will be entitled to: (i) an annual base salary of $330,000, which may be increased annually at the sole discretion of the Company’s Board (the “Wann Base Salary”); (ii) participation in the Company’s annual variable compensation plan approved by the Board; (iii) in conjunction with Mr. Wann’s prior executive employment agreement executed on June 1, 2021, Mr. Wann was issued a grant, pursuant to the 2014 Plan, of 120,000 non-qualified options to purchase the Company’s Common Stock (“Options”), exercisable for a period of 10 years at the closing trading price as listed on the Nasdaq Capital Market as of the June 1, 2021, with 25% of the Options vesting an the one-year anniversary of June 1, 2021, and the remaining Options vesting in 36 equal monthly installments thereafter; (iv) participate in the Company’s health insurance plan offered by the Company to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses.

In the event the Company terminates Mr. Wann without Cause, or Mr. Wann resigns for Good Reason (each as defined in the Wann Employment Agreement), Mr. Wann will be entitled to a cash payment equal to: (i) three months of the Wann Base Salary if such termination or resignation occurs prior to the one-year anniversary of the Effective Date; (ii) six months of the Wann Base Salary if such termination or resignation occurs after the one-year anniversary of the Effective Date, but before the two-year anniversary of the Effective Date; (iii) nine months of the Wann Base Pay if such termination or resignation occurs after the two-year anniversary of the Effective Date, but before the three-year anniversary of the Effective Date; or (iv) 12 months of the Wann Base Salary if such termination or resignation occurs after the three-year anniversary of the Effective Date.

In the event the Company terminates Mr. Wann for Cause, or, Mr. Wann resigns without Good Reason, Mr. Wann shall only be entitled to salary and benefits accrued prior to such date, provided that Mr. Wann shall retain the right for 90 days from the date of such termination or resignation to exercise any Awards which are vested as of such date.

In the event of a Change-In-Control (as defined in the Wann Employment Agreement), the vesting of all Awards granted to Mr. Wann shall accelerate, and all such Awards shall be considered fully vested immediately prior to such Change-In-Control.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit No.	Description
10.1	Executive Employment Agreement between Super League Gaming, Inc., and Ann Hand, dated January 5, 2022
10.2	Executive Employment Agreement between Super League Gaming, Inc., and Clayton Haynes, dated January 5, 2022
10.3	Executive Employment Agreement between Super League Gaming, Inc., and David Steigelfest, dated January 5, 2022
10.4	Executive Employment Agreement between Super League Gaming, Inc., and Matt Edelman, dated January 5, 2022
10.5	Executive Employment Agreement between Super League Gaming, Inc., and Michael Wann, dated January 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Gaming, Inc.

Date: January 7, 2022	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer